UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2021 (May 12, 2021)

CHINA XD PLASTICS COMPANY LIMITED

(Exact name of registrant as specified in its charter)

Nevada	001-34546	04-3836208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, the PRC	150060
(Address of principal executive offices)	(Zip Code)

(86) 451-8434-6600

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CXDC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 1.02 Termination of a Material Definitive Agreement

On June 15, 2020, China XD Plastic Company Limited (the “Company”), Faith Dawn Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands (“Parent”), and Faith Horizon Inc., a Nevada corporation (“Merger Sub”), entered into an agreement and plan of merger, as amended (the “merger agreement”), pursuant to which Merger Sub will merge with and into the Company (the “merger”) and cease to exist, with the Company continuing as the surviving corporation (the “surviving corporation”) and becoming a wholly-owned subsidiary of Parent.

On May 8, 2021, the Company issued a notice of termination to Parent (the “Notice of Termination”) notifying Parent that the Company terminated the merger agreement pursuant to Section 9.1(c)(i) of the merger agreement, based on Parent and Merger Sub’s breaches of the merger agreement, which have given rise to the failure of several conditions set forth in Section 8.1 and Section 8.3 of the merger agreement. These breaches are not capable of being cured prior to the termination date of the merger agreement. Pursuant to the Notice of Termination, as a result of such termination, the Parent Termination Fee becomes due and payable to the Company by Parent.

On May 12, 2021, Parent sent a response letter, dated May 11, 2021 (the “Response Letter”), to the Company that while it disagrees with the allegations made in the Notice of Termination, Parent acknowledges that the Company may terminate the merger agreement pursuant to Section 9.1(c)(iii) of the merger agreement and thus agrees to pay the Parent Termination Fee pursuant to Section 9.3(b) of the merger agreement under that basis. As a result of the termination of the merger agreement, the merger will not be completed.

A copy of the Notice of Termination is filed as Exhibit 99.1 and is incorporated by reference herein. A copy of the Response Letter is filed as Exhibit 99.2 and is incorporated by reference herein.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Notice of Termination by the Company, dated May 8, 2021
99.2	Response Letter by Parent, dated May 11, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2021

CHINA XD PLASTICS COMPANY LIMITED

By:	/s/ Jie HAN
Name:	Jie HAN
Title:	Chief Executive Officer